UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 12, 2026

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 North 2200 West
Salt Lake City, Utah 84116
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (801) 584-3600
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    Results of Operations and Financial Condition.
On January 12, 2026, Myriad Genetics, Inc. (the “Company”) issued a press release announcing its preliminary revenue for the quarter and full year ended December 31, 2025. The Company also introduced full year 2026 financial guidance. In addition, the Company is announcing certain preliminary volume information for the full year ended December 31, 2025. Specifically, the Company expects total test volumes in 2025 of approximately 1.5 million, a 1% year-over-year increase, reflecting approximately 7% year-over-year growth in hereditary cancer testing volume, approximately 6% year-over-year growth in mental health testing volume, and approximately 4% year-over-year decrease in prenatal health testing volume. The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
Cautionary Note Regarding Preliminary Financial Results. The select financial results for the quarter and full year ended December 31, 2025 set forth in this Current Report on Form 8-K, including Exhibit 99.1, are preliminary and subject to the Company’s normal quarter and year-end accounting procedures and external audit by the Company’s independent registered public accounting firm and, as a result, are subject to change. Please refer to the cautionary note in Exhibit 99.1 to this Current Report on Form 8-K regarding these preliminary financial results.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Current Report on Form 8-K, including Exhibit 99.1, this Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in Exhibit 99.1 to this Current Report on Form 8-K regarding these forward-looking statements.

ITEM 9.01    Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release of Myriad Genetics, Inc., dated January 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The exhibit(s) may contain hypertext links to information on our website or other parties’ websites. The information on our website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Current Report on Form 8-K.
Limitation on Incorporation by Reference. In accordance with General Instruction B-2 of Form 8-K, the information set forth in Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: January 12, 2026	/s/ Benjamin R. Wheeler
Benjamin R. Wheeler
Chief Financial Officer